SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Semiconductor HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-33362
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         SanDisk Corporation announced a 2-for-1 stock split on its common stock payable to shareholders of record as of February 3, 2004. Effective February 24, 2004 the share amount of
         SanDisk Corporation represented by a round lot of 100
         Semiconductor HOLDRS was 2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1 Semiconductor HOLDRS Trust Prospectus Supplement dated March 31, 2004 to Prospectus dated July 7, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH, PIERCE, FENNER &
                                         SMITH INCORPORATED


Date:  May 19, 2004                By: /s/ MITCHELL M. COX
                                       ----------------------
                                       Name:    Mitchell M. Cox
                                       Title:   Attorney-in-Fact



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Semiconductor HOLDRS Trust Prospectus Supplement dated March 31, 2004 to Prospectus dated July 7, 2003.